JOINT FILER INFORMATION

Name: DANIEL B. ZWIRN
----

Address:    c/o D.B. Zwirn & Co., L.P.
-------     745 Fifth Avenue, 18th Floor
            New York, NY 10151

Designated Filer: D.B. Zwirn & Co., L.P.
----------------

Issuer and Ticker Symbol: Global Services Partners Acquisition Corp. (GSPAB)
------------------------

Date of Event Requiring Statement: March 20, 2008
---------------------------------

                             JOINT FILER INFORMATION

Name: D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, LTD.
----

Address:    c/o  GlobeOp Financial Services LLC ("GlobeOp")
-------     156 West 56th Street, 6th Floor
            New York, NY 10019

Designated Filer: D.B. Zwirn & Co., L.P.
----------------

Issuer and Ticker Symbol: Global Services Partners Acquisition Corp. (GSPAB)
------------------------

Date of Event Requiring Statement: March 20, 2008
---------------------------------

                             JOINT FILER INFORMATION

Name: D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.
----

Address:    c/o D.B. Zwirn & Co., L.P.
-------     745 Fifth Avenue, 18th Floor
            New York, NY 10151

Designated filer: D.B. Zwirn & Co., L.P.
----------------

Issuer and Ticker Symbol: Global Services Partners Acquisition Corp. (GSPAB)
------------------------

Date of Event Requiring Statement: March 20, 2008
---------------------------------

                             JOINT FILER INFORMATION

Name: ZWIRN HOLDINGS, LLC
----

Address:  c/o D.B. Zwirn & Co., L.P.
-------   745 Fifth Avenue, 18th Floor
          New York, NY 10151

Designated Filer: D.B. Zwirn & Co., L.P.
----------------

Issuer and Ticker Symbol: Global Services Partners Acquisition Corp. (GSPAB)
------------------------

Date of Event Requiring Statement: March 20, 2008
---------------------------------

                             JOINT FILER INFORMATION

Name: DBZ GP, LLC
----

Address:  c/o D.B. Zwirn & Co., L.P.
-------   745 Fifth Avenue, 18th Floor
          New York, NY 10151

Designated Filer: D.B. Zwirn & Co., L.P.
----------------

Issuer and Ticker Symbol: Global Services Partners Acquisition Corp. (GSPAB)
------------------------

Date of Event Requiring Statement: March 20, 2008
---------------------------------